Financial Community Presentation New York & Boston February 26-28, 2013

2 Management Representatives Carl Chapman – Chairman, President and CEO  Robert Goocher – Treasurer and VP - Investor Relations Aaron Musgrave – Director, Investor Relations

3 Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2012 annual report on Form 10-K filed on February 15, 2013. Robert L. Goocher, Treasurer and VP – Investor Relations rgoocher@vectren.com 812-491-4080

Vectren Corporation Overview

- **NYSE Symbol: VVC**
  - ~$2.7 billion market cap
- **Total shareholder return targeted at 8-10% annually**
  - Consolidated earnings growth rate of 4-5%
    - Utility at 3%; Nonutility at 10%
  - Attractive and growing dividend
    - Current yield of ~4.3%
  - Target payout ratio of 65%
    - Supported by 75% of Utility earnings
- **Utility represents 80 to 90% of annual earnings**
  - ~$2.6 billion of rate base in rates
  - Constructive states for utility legislation/regulation
  - Proven ability to earn allowed returns
  - Expected gas infrastructure investments support future earnings growth
- **Nonutility investments focused on Infrastructure and Energy Services for future earnings growth**
- **Strong balance sheet, credit ratings and liquidity**
  - A- at S&P; A3 at Moody's – Stable outlook for both

Vectren's Core Earnings



Nonutility
~10-20%
Utility
~80-90%
Gas
~45%
Electric
~55%
1.1 million customers, Indiana and Ohio

4

5 Vectren Nonutility Infrastructure Services Energy Services Coal Mining Energy Marketing Distribution & Transmission Pipeline Construction Energy Saving Performance Contracting & Renewable Projects Mines and Sells Coal to Vectren and 3rd Parties Wholesale Gas Marketing Business Vectren Utility Vectren North Indiana Gas 566,000 Customers Vectren South SIGECO – Electric 142,000 Customers Vectren South SIGECO – Gas 110,000 Customers Vectren Ohio VEDO 310,000 Customers Vectren at a Glance

6 Operating Strategies to Achieve Financial Goals Utility  Execute strategies to achieve annual earnings growth of 3% • Earn allowed returns in gas and electric utilities – Earn current returns on infrastructure investments as provided in IN & OH legislation/regulation – Aggressively manage costs through performance management & strategic sourcing – Gas and partial electric utility lost margin recovery mechanisms in place in all territories • Gas system infrastructure replacement to drive earnings growth, enhance reliability and public safety – Reinvest earnings to support growth – no planned equity offerings – Modest external debt financing requirements – internal cash flow generation remains high Nonutility  Existing portfolio of businesses to target 10% annual earnings growth • Grow and enhance Vectren’s premier infrastructure services business by expanding footprint in the gas distribution, gas and oil transmission and wastewater markets • Grow Vectren’s successful energy services company by expanding the performance contracting geographic footprint, while growing the renewable energy business • As demand dictates, open Oaktown 2 coal mine and ramp up to near full production for all three mines (~7.5 million tons) • Continue the focus on improving ProLiance’s profitability prospects through further reductions in fixed cost structure and customer growth

7 Key Discussion Topics Consistent Earnings Growth / Total Shareholder Return  Vectren’s Gas Utility Infrastructure Investments / Regulatory and Legislative Initiatives  Infrastructure Services and Energy Services – Outlook and Growth Drivers  Implications of Improving Outlook for Illinois Basin Coal for 2014 and Beyond

8 Review of 2012 Highlights  Consolidated Results • Outstanding year - $1.94 EPS exceeded 2012 guidance range of $1.80-$1.90 and continues consistent earnings growth trend from $1.73 in 2011 and $1.65 in 2010  Utility Group • Solid year of earnings, exceeding 2011 levels • Earned very near allowed returns driven by full year of new electric rates, lower interest expense, and controlling O&M • Another great year for Utility safety performance, matching 2011’s “best in class” (AGA) • Construction completed on 4-year, $107 million high-voltage transmission line that will help improve overall system reliability • Received approval from Indiana Commission for lost margin recovery from small electric customers resulting from implementation of energy efficiency programs; complements approval previously granted for large customer lost margin  Nonutility Group • Infrastructure Services had record year – driven by strong demand & favorable weather • Energy Services results favorably impacted by tax deductions for energy efficiency projects (179D) • Coal Mining results adversely affected by weak demand; Oaktown 2 development substantially complete with production startup awaiting rebound in demand • ProLiance results continued to improve year over year  Raised annual dividends paid for 53rd consecutive year

9 Consistent Earnings Growth Consolidated Guidance: $1.90 to $2.10 per share Utility: $1.65 to $1.75 per share Nonutility: $0.20 to $0.40 per share 2013E 2012 2011 2010 Guidance Reported Reported Reported Midpoint EPS EPS EPS Utility 1.70$ 1.68$ 1.50$ 1.53$ Nonutility 0.30 0.26 0.29 0.12 Corporate & Other - - (0.06) - Consolidated 2.00$ 1.94$ 1.73$ 1.65$  Consolidated EPS CAGR of over 6% from 2010 to 2013E  Current yield of ~4.3%

Utility – Service Territories & Rate Base


IN
OH

- Vectren Energy Delivery of Indiana - North
- Vectren Energy Delivery of Indiana - South
- Vectren Energy Delivery of Ohio

- **Gas Utilities' Rate Base: ~$1.2 billion***
  - ~$0.9 billion Indiana
  - ~$0.3 billion Ohio
  - ~10.2% Total Gas Allowed ROE
- **Electric Utility Rate Base: ~$1.3 billion***
  - All Indiana; excludes FERC Transmission
  - 10.4% Allowed ROE
- **FERC Electric Transmission Rate Base: ~$0.1 billion***
  - 12.38% Allowed ROE

* From last rate cases, which total $2.6 billion; estimated at ~$2.8 billion today

10

11 Utility - Earnings Growth Utility Outlook  Expect to earn at or near allowed returns again in 2013 • Additional margin recovery on infrastructure investments and margin growth from large customers • Continue monitoring of economic conditions and decreased residential electric usage trends  Gas infrastructure investments ramping up in conjunction with state and federal safety and reliability initiatives; expect the expenditures to be supported by regulatory recovery mechanisms  Continued effort to hold O&M flat  Interest targeted for further reductions with debt refinancings 2013E Guidance 2012 2011 $ in millions Midpoint Reported Reported Net Income 140$ 138$ 123$ Margin 856$ 840$ 841$ O & M 270 271 268 O & M - Pass thru 46 39 45 Depreciation 197 190 192 Other Taxes 55 53 54 Interest 68 72 80 Other Income 6 8 4 Income Taxes 86 85 83

12 Utility - Infrastructure Recovery Mechanisms Electric Constructive Utility Regulation & Legislation IN-South IN-North Ohio IN-South Recovery of Bare Steel/Cast Iron Replacement Costs    Environmental CWIP Recovery Under SB 29  Recovery of MISO Transmission Investments  Gas Cost and Fuel Cost Recovery     Decoupling or Lost Margin Recovery    Normal Temperature Adjustment   Straight Fixed Variable Rate Design  Bad Debt Expense - Tracked  Bad Debt Related to Gas Costs - Tracked   Unaccounted for Gas - Tracked    Gas  State legislation in both Indiana and Ohio supports investments in infrastructure replacement programs that may be required as new federal safety or environmental standards are enacted; would be further enhanced by pending Indiana legislation • Indiana Senate Bill 251, effective May 2011; allows for cost recovery outside a base rate proceeding for federally mandated projects - gas and electric, capital and O&M • Ohio House Bill 95, effective Sept. 2011; allows natural gas companies to recover costs related to capital expenditure programs • Indiana Senate Bill 560, now awaiting House approval; would enhance timely recovery of utility infrastructure investments; also, adds option of implementation of new rates subject to refund

13 Utility - Planned Infrastructure Spend $ in millions 3-Yr Total Total Utility CapEx 2012 2013 2014 2015 2013-2015 Gas Utilities 129$ 160$ 215$ 215$ 590$ Electric Utility 111 105 95 85 285 VUHI Shared Assets & Other 21 25 20 20 65 VUHI Consolidated Cap Ex 261$ 290$ 330$ 320$ 940$ Utility CapEx with Regulatory Recovery Mechanisms (included in above totals) 1 Bare Steel/Cast Iron 2 47$ 50$ 70$ 70$ 190$ Gas Infrastructure Replacement 3 8 30 55 55 140 Electric Generation - Environmental - 5 15 10 30 1) Includes investments that are expected to be tracked and/or deferred under Indiana SB251, Ohio HB95, or other infrastructure recovery mechanisms in each state 2) Beginning in 2014, the approximate annual forecast by utility is: $30M - Vectren Indiana North; $10M - Vectren Indiana South; and $30M - Vectren Ohio 3) Beginning in 2014, the approximate annual forecast by utility is: $20M - Vectren Indiana North; $10M - Vectren Indiana South; and $25M - Vectren Ohio Forecast  Depreciation & amortization expense of $195 - 210 million per year expected through 2015  Utility plant growth driven by expected investments in gas system infrastructure and acceleration of bare steel/cast iron replacement program

14 Utility – Elements of Consistent Earnings Growth Gas System Infrastructure Replacement & Bare Steel/Cast Iron Acceleration  Background - Pipeline Safety, Regulatory Certainty and Job Creation act of 2011 requires PHMSA to implement new regulations for maximum allowable operating pressures, to expand integrity management (IM) regulations, and to study other items that could lead to changes in the replacement rates of cast iron pipe, for example  Vectren’s Gas Infrastructure Replacement Plans • Transmission Pipeline Infrastructure Replacement - Investments to include hydrostatic testing, in-line inspection modifications (‘smart pigging’), installation of remotely-controlled valves, etc. • Distribution Pipeline Infrastructure Replacement - projects include inside meter move outs, obsolete equipment replacements, valve additions, vintage and odd pipe replacements, etc.  Vectren’s Bare Steel/Cast Iron Acceleration Plans • Currently replacing ~50 miles annually; will propose to accelerate to ~95 miles annually Sustainable Cost Management and Process Improvement Initiatives  Performance Management • Amended postretirement medical plans - improved access for retirees, lowered plan costs • Consolidated 29 operating centers to 13 based on efficiency gains & mobile technologies  Strategic Sourcing • Modified fleet management strategy, saving $1.4 million annually

15 Nonutility – Earnings Growth and Improving Mix 2013E 2012 2011 $ in millions Midpoint Reported Reported Infrastructure Services 35.0$ 40.5$ 14.9$ Energy Services - 5.7 6.7 Coal Mining (9.0) (3.5) 16.6 ProLiance - (17.6) (22.9) Source (1) - - 18.7 Other Businesses (2) (1.0) (3.4) (10.2) Nonutility Net Income 25.0$ 21.7$ 23.8$ Ongoing Businesses' Net Income (3) 26.0$ 25.1$ 15.3$ (1) Source in 2011 includes the gain on sale (2) Vectren has certain legacy nonutility businesses that have invested in a leveraged lease, real estate, & other investments. As of December 31, 2012, the total of these remaining legacy investments, net of deferred taxes, has been reduced to ~$18 million. (3) Excludes Source and Other Businesses Full year 2011 results from operations were $2.8 million. Source sold 12/31/11.

16 Infrastructure Services – Miller Pipeline & Minnesota Limited  Substantial projected earnings of $35 million in 2013 • Down slightly from record 2012 earnings of $40.5 million achieved under very favorable weather conditions; significantly exceeds 2011 results of $14.9 million • Estimated backlog of approx. $380 million on expected gross revenues of $650 million  Key growth drivers: Able to take advantage of increased demand as a result of strong customer relationships & customer service; safe, high-quality construction work; and a proven ability to manage growth through attracting and retaining highly-skilled employees • Tenure of our management team, in the field and the office, is a key competitive advantage − Team understands controlled growth, both organic and through acquisitions – selectively adding the right people and treating them well in order to retain and expand skilled work force  Strong demand expected to continue for many years for both transmission & distribution businesses • Repair & replacement due to aging natural gas and oil pipelines • New pipeline construction driven by the development of natural gas and oil found in shale formations  Infrastructure Services & Energy Services – remain focus of future nonutility investments and earnings growth for Vectren

17 Infrastructure Services – Estimated Backlog  General Description of Types of Customer Contracts for Infrastructure Services • Infrastructure Services operates primarily under two types of contracts – blanket contracts and fixed price contracts. Blanket contracts are ones which a customer is not contractually committed to specific volumes of services, but where we have been chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Fixed price contracts are ones which a customer has contractually committed to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot).  General Description of Backlog for Infrastructure Services • Backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers. While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog.  Backlog for Infrastructure Services estimated as follows: • For blanket contracts, estimated backlog as of 12/31/2012 is approx. $280 million. This estimate is based upon 80% of 2012 gross revenues for contracts extending into 2013. An 80% multiplier was used to factor in such unknowns as weather and potential budgetary restrictions of customers. • For fixed price contracts, backlog as of 12/31/2012 is approx. $100 million. This represents the value remaining on contracts awarded, but not yet completed as of 12/31/2012. • Total estimated backlog as of 12/31/2012: Approx. $380 million

18 Infrastructure Services – Footprint  Operates in ~25 states, primarily in Upper Midwest, Midwest, Mid-Atlantic and South  At peak had ~3,300 employees in 2012 vs. ~2,600 in 2011  ~$130 million of consolidated net property and equipment as of 12/31/2012 • 2012 investment in equipment (cap ex) of ~$55 million

19 Infrastructure Services – Partial List of Customers  Long-term customer relationships are key • Relationship with top 10 customers averages nearly 25 years  Reputation for high quality construction work and customer service • First customer is still a very large customer (~60 years)  Shared culture of commitment to safety with our customers  Building on our history and reputation, added several significant new customers over the past few years

20 Energy Services – Energy Systems Group (ESG)  Projected breakeven results in 2013 • Flat revenues expected as uncertain economy continues to slow customer decision-making • Expecting fewer benefits from energy efficiency projects’ tax deductions in 2013 • Earnings for Energy Services will be limited through 2014 due to approx. 18-24 month lead time for new sales professionals to deliver bottom line impact (projects in construction)  Still committed to growing the business – both performance contracting & renewables • For example, announcement of a large landfill gas to power project is imminent • Will complete expansion of sales force in 2013 – already up 40% from 2010 to 2012 – Expected to grow to 50 by the end of 2013 vs. 33 at the end of 2010 • Industry efforts underway seeking to extend expiring Section 179D tax deductions • Federal government likely to rely on firms such as ESG to meet energy efficiency & renewable energy standards in its facilities - diminished governmental funds to achieve such goals • Customers’ HVAC, lighting, etc., replacement needs increase with passage of time • Projected increases in power prices expected to drive major energy efficiency projects  Infrastructure Services & Energy Services – remain focus of future nonutility investments and earnings growth for Vectren

21 Coal Mining – Vectren Fuels  Projected loss of $9 million in 2013 due to weak demand • Expecting production of 5.5 million tons and sales of 5.6 million tons – 4.6 million tons (82%) are sold - includes 0.5 million tons in arbitration related to a price reopener ▪ Includes expected sales to Vectren’s electric utility (SIGECO) of ~1.8 million tons – Expecting cost/ton of ~$43.50 compared to $47.87 in 2012 ▪ Achieved cost/ton of ~$44 in 2011 on production and sales of 5.1 million and 5.2 million tons, resp. ▪ Prosperity cost improvements due to lower profile mining equipment & changes to roof bolting plans  Good progress in 2nd half of 2012 on sales for 2013 and 2014 • 5.8 million tons sold for 2014 at ~$46 rev/ton, including 0.8 million tons in arbitration • Discussions continue for additional sales for 2013 and beyond • Oaktown 2 development substantially complete with production startup awaiting rebound in demand – Successful conclusion of discussions currently underway with customers in Southeast could accelerate the opening of Oaktown 2  Utility coal inventories should decline throughout 2013 as coal burn increases

22 Coal Mining – Outlook for Illinois Basin (IB) Coal in 2014 and Beyond  Drivers of Expected Improvements • Scrubbers are being installed increasing demand for IB coal compared to other coal basins • IB coal is displacing coal from other regions, particularly coal from Central Appalachia as production continues to decline in that basin • Prices expected to firm up and increase as supply and demand become more balanced – 2014 and 2015 NYMEX quotes for Central Appalachian coal prices reflect ~10% and ~20% increases over 2013 prices. Would reasonably expect IB coal to reflect price increases as well • Utility coal inventory levels expected to continue to decline in 2013 as utilities work down to desired levels, resulting in more coal purchases for 2014 and beyond • Natural gas prices forecasted to remain above $3 level reducing likelihood of coal to gas switching in Midwest  Excerpts from 1-14-2013 U.S. Energy Information Administration Report • In 2012, U.S. coal production, down almost 7%, fell almost everywhere. By contrast, coal production volumes in the Illinois Basin rose above its five-year range, up 9% from 2011 • Scrubbers added to meet proposed EPA regulations limiting sulfur dioxide emissions underpinned much of the increasing demand for IB’s low-cost, but high-sulfur coal • Illinois Basin coal is more likely to be used in larger, more efficient plants with modern pollution control equipment, helping it compete against low natural gas prices

23 Energy Marketing - ProLiance  Projected breakeven results in 2013 • Projected annual demand costs of $42 million, down $13 million from 2012 • Expect significant improvement in margin from storage transactions due to the timing of revenue recognition • Margin from commercial and industrial book to improve due to customer growth and expectation of much cooler winter weather vs. prior year  Contracts representing ~$9 million in annual demand costs expire by 2015, providing opportunities for additional cost reductions through renegotiating or dropping these contracts

Vectren: Strength, Stability, Utility

Strength

- Anchored by solid utility franchises
- "A3/A-" rated by Moody's & S&P
- Well respected utility & nonutility competencies in infrastructure development

Stability

- Constructive regulatory environments
- Earnings stability driven by core utility operations
- Consistent earnings growth through disciplined investments and cost controls
- Growing dividends paid for 53 consecutive years

Utility: Vectren's Core Earnings



Nonutility
~10-20%
Utility
~80-90%
Gas
~45%
Electric
~55%
1.1 million customers, Indiana and Ohio

- **A management team that values the importance of financially strong, stable utility operations in delivering competitive shareholder returns**

24

Appendix

26 Consolidated 2012 Results $ in millions, except per share amounts 2012 2011 2012 2011 Reported Earnings Utility Group 35.5$ 30.1$ 138.0$ 122.9$ Nonutility Group Infrastructure Services 13.2 3.8 40.5 14.9 Energy Services 4.8 5.1 5.7 6.7 Coal Mining (3.5) 0.7 (3.5) 16.6 ProLiance (4.1) 2.4 (17.6) (22.9) Source - 17.7 - 18.7 Other Businesses (2.8) (9.3) (3.4) (10.2) Total Nonutility Group 7.6 20.4 21.7 23.8 Corporate and Other (0.3) (3.9) (0.7) (5.1) Vectren Consolidated 42.8$ 46.6$ 159.0$ 141.6$ Earnings Per Share Utility Group 0.43$ 0.37$ 1.68$ 1.50$ Nonutility Group 0.09 0.24 0.26 0.29 Corporate and Other - (0.05) - (0.06) Reported EPS 0.52$ 0.56$ 1.94$ 1.73$ Avg Shares Outstanding - Basic 82.1 81.9 82.0 81.8 3 Months Ended Dec 31 12 Months Ended Dec 31 Full year 2011 results from operations were $2.8 million. Source sold 12/31/11. Appendix

Appendix

VECTREN

Utility Group – Electric Generation Profile

Generation Portfolio - Profile

- 5 Coal-fired base units – 1,000 MW
  - 100% scrubbed for SO2
  - 90% controlled for NOx
  - Substantial removal of mercury and particulate matter
- 6 Gas-fired peak-use turbines – 295 MW
- Renewable energy ~ 5%
  - Landfill gas generation facility - 3MW
  - Wind energy – up to 80 MW via ~20-year purchased power contracts
- Strongly meeting reserve requirements – no new generation expected in near term

Environmental

- Over $410 million invested during last decade in emissions control equipment
  - Was tracked via Indiana Senate Bill 29 (return on/of CWIP investment)
- Well positioned to comply with new EPA rules with no plant retirements
  - Minor modifications to existing pollution control equipment possible
- Voluntary clean energy standard in Indiana of 10% by 2025
  - Includes energy efficiency

27

Appendix

VECTREN

Utility Group – Seasonally Adjusted Unemployment Rates U.S., Indiana and Ohio


Source: www.in.gov
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
8.2%
7.8%
6.7%
U.S.
Indiana
Ohio

January U.S. rate is 7.9%

28

29 Infrastructure Services – Miller Pipeline & Minnesota Limited Distribution Business  Provides underground pipeline construction and repair services for natural gas, water and wastewater companies Major customers are regional utilities, such as Vectren, NiSource, Duke, UGI, LG&E, Alagasco and Citizens Transmission Business  Provides underground pipeline construction and repair services for natural gas and petroleum transmission companies Major customers include Alliance, Hess, Enbridge, CenterPoint and Minnesota Pipe Line Strategy: Drive business growth through sustainable, long-term customer relationships built upon high quality construction and customer service, and strategic acquisitions Station Fabrication and Pipeline Construction – Berthold, ND Strong demand for repair & replacement due to safety concerns with aging natural gas & oil pipelines  Additional opportunities driven by development of natural gas and oil in shale formations $236 $421 $664 $- $100 $200 $300 $400 $500 $600 $700 2010 2011* 2012 Infrastructure Services Gross Revenue In millions *Acquired Minnesota Limited on 3/31/11 Employees at Peak 1,600 2,600 3,300 Appendix

30 Nonutility Metrics – Infrastructure Services 2013E $ in millions Midpoint 2012 2011 2012 2011 Gross Revenue (1) 650.0$ 663.6$ 421.3$ 214.4$ 127.9$ Gross Margin as % of Gross Revenue 17% 18% 14% 19% 15% Depreciation and Amortization 22.0$ 20.7$ 14.9$ 6.5$ 4.3$ EBITDA (2) 90.0$ 98.2$ 47.9$ 33.1$ 14.2$ Net Income (2) 35.0$ 40.5$ 14.9$ 13.2$ 3.8$ Ending Backlog 380.0$ 380.0$ Footnote: 1) Not included in full-year 2011 amount was $21 million of gross revenues earned by Minnesota Limited in 2011 prior to its acquisition. 2) After allocations 12 Months 3 Months Ended Dec 31 Ended Dec 31 Appendix Metrics include results from Minnesota Limited following 3/31/2011 (acquisition date)

Appendix

Energy Services - Energy Systems Group (ESG)

Strategy: Continue to grow performance contracting and renewable energy business segments through additional sales force and expanding geographic footprint

Performance Contracting

- Designs and constructs facility improvements that pay for themselves from energy savings and operational improvements
  - Assist customers with arranging financing (ESG does not provide financing)
- Major customers: municipals, universities, schools, and hospitals (MUSH market) and federal agencies
- Targeting projects that qualify for the Energy Efficient Commercial Building federal income tax deductions (Rev. Code 179D) - available thru 2013

Renewable Energy Services

- Designs, constructs, and often operates renewable energy projects
  - Recently completed projects include:
    - Landfill gas
      - Two completed for customers in 2012
    - Anaerobic digesters
      - Three company-owned projects completed in 2012
  - Tax credits available for certain renewable energy projects

- Backlog of $77 million at 12/31/12
- ~240 employees at 12/31/12
  - ~45 sales professionals
- Licensed to do business in 40 states and in Puerto Rico and US Virgin Islands


Installation of Chiller at Orlando (FL) Sanford International Airport


Renewable Natural Gas Processing Facility at Seminole Rd. Landfill, DeKalb County, GA

31

32 Nonutility Metrics – Energy Services 2013E $ in millions Midpoint 2012 2011 2012 2011 Revenue 115.0$ 117.7$ 161.8$ 32.1$ 50.3$ Gross Margin as % of Revenue 25% 27% 26% 30% 29% EBITDA (1) (2.5)$ (1.1)$ 9.5$ (0.4)$ 6.1$ Net Income (1) -$ 5.7$ 6.7$ 4.8$ 5.1$ Ending Backlog 75$ 77$ 82$ 77$ 82$ New Contracts 120$ 104$ 120$ 21$ 30$ Footnote: 1) After allocations Ended Dec 31 Ended Dec 31 12 Months 3 Months Appendix

33 Coal Mining – Vectren Fuels  2012 sales of 4.5 million tons  4.6 million and 5.8 million tons sold in 2013 and 2014, respectively • Includes 0.5 & 0.7 million tons in 2013 & 2014, respectively, in arbitration related to a price reopener  Local sales opportunities – 13 power plants within 50 mile radius  Additional sales made in Southeast and Northeast  Easy access to CSX rail and barge for deliveries and trucking for local sales Strategy: Mine and sell Indiana (Illinois Basin) coal to Vectren’s electric utility and other third parties. Long-term demand expected to be strong as scrubbers are installed, Appalachian production declines, and natural gas prices remain above $3.00 Appendix Select Mine Data Oaktown 1 Oaktown 2 Prosperity Tons Mined (in millions) 2012 2.7 - 2.1 2011 2.7 - 2.5 2010 1.0 - 2.7 Maximum Annual Production (tons) ~3.0 million ~2.0 million ~2.5 million Coal Reserves (tons) ~60 million ~39 million ~28 million Average Heat Content (BTU/lb.) 11,100 11,300 11,300 Average Sulfur Content (lbs./ton) 5.6 4.8 4.0 Box Cuts at Oaktown Mines 1 & 2 Continuous Miner at Prosperity Mine

34 Nonutility Metrics – Coal Mining 2013E $ in millions, except per ton Midpoint 2012 2011 2012 2011 Revenue 260.0$ 235.8$ 285.6$ 64.1$ 64.4$ Cost of Sales 265.0$ 233.2$ 248.8$ 68.4$ 59.9$ DD&A 44.0$ 42.8$ 36.1$ 11.5$ 9.3$ EBITDA (1) 36.5$ 40.6$ 66.2$ 5.8$ 12.5$ Net Income (1) (9.0)$ (3.5)$ 16.6$ (3.5)$ 0.7$ Tons Produced (millions) 5.5 4.8 5.1 1.1 1.3 Tons Sold (millions) 5.6 4.5 5.2 1.3 1.2 Avg Realized Price/Ton (w/o freight) 43.00$ 48.45$ 50.93$ 44.46$ 50.11$ Cost of Sales/Ton (2) 43.50$ 47.87$ 43.88$ 47.69$ 46.36$ Cash Cost of Sales/Ton (3) 35.50$ 38.30$ 36.97$ 38.92$ 38.65$ Cash Margin/Ton 7.50$ 10.15$ 13.96$ 5.54$ 11.46$ Footnote: 1) After allocations 2) Cost of Sales: Includes all cost of sales less freight 3) Cash Cost of Sales: Cost of sales less depreciation, amortization, and mine reclamation costs Ended Dec 31Ended Dec 31 3 Months12 Months Appendix

Appendix

Energy Marketing – ProLiance

Strategy: Execute profit improvement initiatives currently underway, including efforts to lower pipeline and storage demand costs through ongoing renegotiations



Gas marketing operations where ProLiance buys, sells and optimizes gas supplies

- Owned by Vectren (61%; equity accounting) & Citizens Energy Group (39%)
- At 12/31/12, 35 Bcf of natural gas storage
- Balanced book approach – VaR capped at $2.5 million, but typically less than $1 million
- New standalone credit facility in place through May 2014
- Operates throughout the Midwest & Southeast
- Retail services to ~1,850 commercial and industrial customers
- Wholesale services to utilities, municipals, power generators

ProLiance Investment - Recap

- Founded in 1996 with initial investment of $1 million ($500K from each owner)
- From inception thru 2012, ProLiance has delivered ~$450 million of pre-tax earnings, over $200 million of savings for owners' customers, and nearly $50 million of dividends to Vectren (plus div's for taxes)

Firm Transportation and Storage Fixed Demand Costs (in millions)

	Annual Cost	YoY Reduction
Peak in 2010	$80	-
2011	$73	$7
2012	$55	$18
2013	$42	$13
By 2015	$33	$9*

* Potential reduction if drop contracts rather than renew and renegotiate costs

35

36 Nonutility Metrics – ProLiance 2013E $ in millions Midpoint 2012 2011 2012 2011 Gross Margin (ProLiance level) 37.5$ (7.4)$ (14.2)$ (2.7)$ 20.6$ EBITDA (ProLiance level) 13.0$ (33.5)$ (42.8)$ (8.9)$ 13.6$ Vectren Net Income (1) -$ (17.6)$ (22.9)$ (4.1)$ 2.4$ Firm Storage Capacity (Bcf) - End of Period 31 35 47 35 47 Footnote: 1) After allocations 12 Months 3 Months Ended Dec 31 Ended Dec 31 Appendix

37 Use of Non-GAAP Performance Measures and Per Share Measures Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented herein and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Appendix